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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of E-Loan, Inc., of our report dated March 24, 1999 relating to the financial statements of E-Loan, Inc., which appears in E-Loan, Inc.'s Registration Statement on Form S-1 dated June 28, 1999.

/s/  PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

San Francisco, CA
July 30, 1999